                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-05655

                         SCUDDER MUNICIPAL INCOME TRUST
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Municipal Income Trust

Annual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment Plan

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Additional Information

Investments in funds involve risk. Certain investors' income may be subject to the federal Alternative Minimum Tax (AMT), and federal, state and local taxes may apply. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent performance.

Average Annual Total Returns as of 11/30/05
Scudder Municipal Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	4.45%	6.79%	8.31%	6.76%
Based on Market Price(a)	10.15%	11.06%	10.92%	6.81%
Lehman Brothers Municipal Bond Index+	3.88%	4.86%	5.92%	5.72%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 11/30/05	As of 11/30/04
Net Asset Value	$ 12.14	$ 12.42
Market Price	$ 12.40	$ 12.03

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months: Income Dividends (common shareholders) as of 11/30/05	$ .81
November Income Dividend (common shareholders)	$ .0675
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/05++	6.67%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/05++	6.53%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 11/30/05++	10.26%
Tax Equivalent Distribution Rate (based on Market Price) as of 11/30/05++	10.05%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

+ The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund's distribution rate and a marginal income tax rate of 35%. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder Municipal Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Municipal Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund team in 1998.

Over 29 years of investment industry experience.

BA and MBA, University of Massachusetts at Amherst.

Eleanor R. Brennan, CFA

Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund team in 1998.

Over 19 years of investment industry experience.

BS, Ursinus College; MS, Drexel University.

Philip G. Condon and Eleanor R. Brennan serve as co-lead portfolio managers of Scudder Municipal Income Trust. In the following interview, Scudder's municipal bond team discusses the fund's performance for the period and the market environment for municipal bonds.

Q:  Will you describe the general market environment during the annual period ended November 30, 2005?

A:  Municipal bonds and the broad bond market delivered positive results over the period, as longer-term interest rates were relatively stable or actually declined despite Federal Reserve tightening with respect to short-term rates. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, delivered a total return of 3.88% for the 12 months ended November 30, 2005.1 The broader bond market, as measured by the Lehman Brothers Aggregate Bond Index, delivered a total return of 2.40% for the same period.2

1 The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged market-value- weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, unleveraged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of all distributions and, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. For the period, the supply of municipal issues coming to market was heavy, driven in large part by refunding as issuers sought to take advantage of historically low interest rates. In fact, through the end of November, municipal issuance in 2005 was on pace to exceed the record for any calendar year. On the demand side, interest from retail investors was generally soft because of low yields and concerns about the potential for a rise in interest rate levels (and decline in bond prices). Institutions such as insurance companies and hedge funds continued to support the market, while mutual fund flows have also been positive, although largely focused on high-yield vehicles.

During the 12-month period, the Federal Reserve Board (the Fed) increased the federal funds rate — the interbank overnight lending rate and a benchmark for market interest rates — from 2.00% to 4.00% in eight increments of 0.25%. This caused yields on shorter-term bonds, which are highly sensitive to Fed moves, to rise. Since a bond's yield moves in the opposite direction of its price, this meant that prices of short-term bonds generally fell. Longer term interest rates confounded expectations by remaining relatively stable in the face of Fed tightening, with maturities over 15 years experiencing a modest decline in yield over the fiscal year.

The overall result was that the tax-free yield curve flattened significantly over the course of the year.3 On the municipal bond curve, yields on two-year issues increased by 105 basis points while bonds with 30-year maturities experienced a yield decrease of 21 basis points, resulting in a total flattening of 126 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

AAA Municipal bond yield curve (as of 11/30/04 and 11/30/05)

Maturity

Source: Municipal Market Data

This chart is for illustrative purposes only and does not represent the yield of any Scudder product.

Q:  How did Scudder Municipal Income Trust perform for the 12-month period ended November 30, 2005?

A:  Scudder Municipal Income Trust delivered a total return based on net asset value of 4.45% for the annual period. The fund posted a return based on market value of 10.15%. Its average peer in the Lipper General Municipal Debt Funds category for closed-end funds delivered a total return based on net asset value of 3.29% for the period.4 The fund's benchmark, the unmanaged Lehman Brothers Municipal Bond Index, returned 3.88%. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

4 The Lipper General Municipal Debt Funds category includes closed-end funds that invest in general municipal debt issues in the top-four credit grades. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the General Municipal Debt Funds category. For the 1-, 5- and 10-year periods this category's average was 3.29% (266 funds), 5.12% (221 funds) and 4.76% (145 funds), respectively, as of 11/30/05. It is not possible to invest directly into a Lipper category.

Q:  How was the fund positioned, and how did this positioning contribute to its performance for the annual period ended November 30, 2005?

A:  In managing the fund, we continue to focus strongly on maintaining an attractive dividend and minimizing taxable capital gains distributions, while taking a prudent approach to investing in the municipal market. We do not focus on trying to predict the overall level of interest rates, and we attempt to keep the fund's duration and overall interest rate sensitivity similar to that of its peers and its benchmark, the Lehman Brothers Municipal Bond Index.5 At the same time, we continue to monitor the municipal yield curve and position the fund's investments along the curve based upon where we believe the best total return opportunities lie. In this vein, the fund's performance for the period would have benefited from greater exposure to long-term issues, which outperformed as yields fell and prices rose.

5 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25 years, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates. And, that it should fall by 1.25% for a one-percentage-point rise in interest rates.

The fund overall was somewhat conservatively positioned with respect to the credit quality of the bonds we held, and this constrained performance a bit as credit spreads continued to tighten. Our holdings of tobacco-related issues helped returns as this sector benefited from spread tightening and refunding activity (which generally results in an improved credit profile and price increases for affected issues). Our underexposure to airline-related issues helped performance as well, as this sector continued to experience distress in the aftermath of bankruptcy filings by Delta and Northwest.

We are currently emphasizing bonds with maturities in the 10-15 year range and that are priced to a call. This positioning reflects our assessment of the relative attractiveness from a risk/reward standpoint of different segments of the municipal market. More broadly, we believe that municipal bonds are fairly valued relative to Treasuries and agencies all along the yield curve.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation	11/30/05	11/30/04

Revenue Bonds	54%	62%
ETM/Prerefunded Bonds	25%	16%
US Government Secured	15%	15%
Lease Obligations	6%	7%
	100%	100%
Quality	11/30/05	11/30/04

AAA	70%	70%
AA	4%	5%
A	15%	14%
BBB	10%	9%
BB	1%	1%
Not Rated	—	1%
	100%	100%
Interest Rate Sensitivity	11/30/05	11/30/04

Average Maturity	5.4 years	6.8 years
Duration	4.7 years	5.4 years
Top Five State Allocations (% of Investment Portfolio)	11/30/05	11/30/04

California	12%	11%
New York	11%	9%
Texas	11%	13%
New Jersey	7%	7%
Illinois	5%	6%

Asset allocation, quality, interest rate sensitivity and state allocations are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 153.7%
Alabama 5.2%
Alabama, Port Authority Revenue, Docks Department, AMT, 6.3%, 10/1/2021 (a)	8,250,000	8,595,592
Camden, AL, Industrial Development Board Revenue, AMT, Series B, 6.375%, 12/1/2024	1,000,000	1,091,500
Huntsville, AL, Hospital & Healthcare Revenue, Health Care Authority, Series A, 5.75%, 6/1/2031	5,500,000	5,768,565
Huntsville, AL, Water & Sewer Revenue, AMT, 5.75%, 10/1/2011 (a)	8,560,000	9,194,724
		24,650,381
Arizona 1.7%
Arizona, Hospital & Healthcare Revenue, Health Facilities Authority, Catholic Healthcare West, Series A, 6.625%, 7/1/2020	7,000,000	7,827,260
California 18.1%
California, Electric Revenue, Department of Water Resources and Power Supply, Series A, 5.375%, 5/1/2022	7,350,000	8,104,698
California, Hospital & Healthcare Revenue, Health Facilities Funding Authority, Adventist Health Systems, Series A, 5.0%, 3/1/2028	1,000,000	1,006,270
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.625%, 6/1/2038	7,080,000	7,900,997
Series 2003-A-1, 6.75%, 6/1/2039	11,730,000	13,215,956
California, State General Obligation:
5.0%, 12/1/2020	4,600,000	4,815,602
5.0%, 6/1/2031 (a)	4,965,000	5,137,782
5.125%, 4/1/2024	4,400,000	4,612,520
5.25%, 12/1/2021	10,215,000	10,918,813
5.25%, 4/1/2030	6,250,000	6,538,125
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2021	5,000,000	5,377,450
California, State Revenue Lease, Public Works Board, Department of Corrections, Series C, 5.5%, 6/1/2021	2,500,000	2,688,175
California, State Revenue Lease, Public Works Board, University of California Projects, Series F, 5.0%, 11/1/2025	1,000,000	1,032,280
Contra Costa County, CA, Multi-Family Housing Revenue, Camara Circle Apartments, Series A, AMT, 3.03%*, 12/1/2032, Citibank NA (b)	175,000	175,000
Elk Grove, CA, Finance Authority, Special Tax Revenue, 5.0%, 9/1/2029 (a)	5,000,000	5,157,400
Palmdale, CA, Water District Revenue, Certificates of Participation, 5.0%, 10/1/2034 (a)	3,570,000	3,654,288
Sacramento County, CA, Airport Revenue, AMT, Series A, 5.9%, 7/1/2024 (a)	5,000,000	5,166,100
		85,501,456
Colorado 7.0%
Colorado, Hospital & Healthcare Revenue, Portercare Adventist Health Project, 6.5%, 11/15/2031	1,000,000	1,151,590
Colorado, Hospital & Healthcare Revenue, Poudre Valley Health Facilities:
Series A, 5.5%, 12/1/2017 (a)	6,145,000	6,647,845
Series A, 6.0%, 12/1/2015 (a)	5,705,000	6,275,215
Series A, 6.0%, 12/1/2016 (a)	2,000,000	2,199,900
Colorado, Single Family Housing Revenue, AMT, Series B2, 7.25%, 10/1/2031	290,000	303,476
Colorado, Transportation/Tolls Revenue, Anticipation Note, Prerefunded, 6.0%, 6/15/2011 (a)	10,000,000	11,085,200
Denver, CO, Airport Revenue, AMT, Series A, 6.0%, 11/15/2014 (a)	5,000,000	5,481,900
		33,145,126
District of Columbia 7.6%
District of Columbia, Core City General Obligation, Series B, 5.5%, 6/1/2011 (a)	20,000,000	21,840,000
District of Columbia, ETM, Series A, Prerefunded, 5.5%, 6/1/2014 (a)	640,000	686,637
District of Columbia, State General Obligation:
Series A, 5.25%, 6/1/2027 (a)	10,830,000	11,297,423
Series A, 5.5%, 6/1/2014 (a)	1,860,000	1,987,819
		35,811,879
Florida 6.4%
Dade County, FL, Airport Revenue, AMT, Series A, 5.75%, 10/1/2026 (a)	13,000,000	13,467,220
Dade County, FL, Special Assessment Revenue:
Series B, Prerefunded, Zero Coupon, 10/1/2022 (a)	7,735,000	2,995,147
Series B, Prerefunded, Zero Coupon, 10/1/2024 (a)	16,955,000	5,782,503
Hillsborough County, FL, Industrial Development Revenue, University Community Hospital Project, Series A, 5.625%, 8/15/2023	1,000,000	1,024,800
Miami-Dade County, FL, Transportation/Tolls Revenue, Expressway Authority:
6.0%, 7/1/2013 (a)	1,665,000	1,846,618
6.0%, 7/1/2014 (a)	1,000,000	1,109,080
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System, 5.75%, 12/1/2032	1,000,000	1,055,630
Palm Beach County, FL, School District Revenue Lease, Series A, Prerefunded, 5.75%, 8/1/2017 (a)	2,850,000	3,148,765
		30,429,763
Georgia 0.9%
Atlanta, GA, Water & Wastewater Revenue, Water Utilities Improvements, 5.0%, 11/1/2024 (a)	4,000,000	4,176,840
Monroe County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Project, 3.0%*, 1/1/2018 (a)	100,000	100,000
		4,276,840
Hawaii 7.4%
Hawaii, Airport System Revenue, AMT, Series B, 6.5%, 7/1/2013 (a)	8,800,000	9,853,272
Hawaii, Electric Revenue, Department of Budget & Finance, AMT:
Series D, 6.15%, 1/1/2020 (a)	2,195,000	2,354,379
Series A, 6.2%, 5/1/2026 (a)	13,200,000	13,473,900
Hawaii, Port Authority Revenue, AMT:
Series A, 6.0%, 7/1/2011 (a)	2,950,000	3,238,304
Series A, 6.0%, 7/1/2012 (a)	3,135,000	3,425,489
Hawaii, State General Obligation, Series CT, Prerefunded, 5.75%, 9/1/2014 (a)	2,310,000	2,515,867
		34,861,211
Idaho 0.1%
Idaho, Single Family Housing Revenue, AMT, Series C2, 6.9%, 7/1/2025	230,000	230,313
Illinois 7.9%
Chicago, IL, Airport Revenue, O'Hare International Airport, AMT, 5.5%, 1/1/2014 (a)	10,000,000	10,666,400
Chicago, IL, Core City General Obligation:
Series A, Prerefunded, 6.0%, 1/1/2014 (a)	2,085,000	2,320,396
Series A, Prerefunded, 6.125%, 1/1/2015 (a)	2,000,000	2,236,300
Series A, 6.125%, 1/1/2016 (a)	2,000,000	2,236,300
Chicago, IL, Other General Obligation, Neighborhoods Alive 21 Project:
Series A, Prerefunded, 6.0%, 1/1/2015 (a)	1,000,000	1,112,900
Series A, 6.0%, 1/1/2017 (a)	1,000,000	1,112,900
Illinois, Development Finance Authority, Hospital Revenue, Adventist Health System, Sunbelt Obligation, 5.5%, 11/15/2020	2,500,000	2,607,400
Illinois, Health Facilities Authority Revenue, Children's Memorial Hospital, Series A, Prerefunded, 5.625%, 8/15/2019 (a)	4,000,000	4,324,520
Illinois, Higher Education Revenue, DePaul University, Educational Facilities Authority:
Prerefunded, 5.625%, 10/1/2013 (a)	2,695,000	2,965,982
Prerefunded, 5.625%, 10/1/2015 (a)	1,710,000	1,881,940
Illinois, Sales & Special Tax Revenue, Metropolitan Pier & Exposition Authority:
Series A, ETM, 5.5%, 6/15/2017 (a)	1,955,000	2,213,295
Series A, 5.5%, 6/15/2017 (a)	1,555,000	1,745,177
Will County, IL, Industrial Development Revenue, Mobil Oil Refining Corp. Project, AMT, 6.0%, 2/1/2027	2,000,000	2,066,860
		37,490,370
Indiana 1.1%
Indiana, Hospital & Healthcare Revenue, Health Facilities Authority, 5.5%, 11/1/2031	5,000,000	5,199,300
Kansas 0.7%
Overland Park, KS, Industrial Development Revenue, Series A, 7.375%, 1/1/2032	3,000,000	3,258,630
Kentucky 1.4%
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust, Series A, 3.0%*, 2/1/2032, US Bank NA (b)	89,000	89,000
Kentucky, Hospital & Healthcare Revenue, Economic Development Finance Authority, Norton Healthcare, Inc.:
Series A, 6.5%, 10/1/2020	2,000,000	2,184,900
Series A, 6.625%, 10/1/2028	4,000,000	4,348,600
		6,622,500
Louisiana 0.5%
Louisiana, Electric Revenue, 5.75%, 1/1/2013 (a)	2,000,000	2,215,980
Maine 1.7%
Maine, Hospital & Healthcare Revenue, Series D, 5.7%, 7/1/2013 (a)	1,550,000	1,568,492
Maine, Transportation/Tolls Revenue, 5.0%, 7/1/2017 (a)	6,165,000	6,434,657
		8,003,149
Maryland 0.6%
Maryland, Hospital & Healthcare Revenue, University of Maryland Medical System, 6.75%, 7/1/2030	2,500,000	2,856,450
Massachusetts 3.6%
Massachusetts, Airport Revenue, AMT, Series B, 5.5%, 7/1/2009 (a)	8,000,000	8,488,880
Massachusetts, Airport Revenue, U.S. Airways, Inc. Project, AMT, Series A, 5.875%, 9/1/2023 (a)	5,000,000	5,167,650
Massachusetts, Port Authority Revenue, AMT, Series B, 5.5%, 7/1/2015 (a)	3,000,000	3,163,650
		16,820,180
Michigan 2.2%
Chippewa County, MI, Hospital & Healthcare Revenue, Chippewa County War Memorial, Series B, 5.625%, 11/1/2014	1,500,000	1,519,095
Michigan, Industrial Development Revenue:
5.5%, 6/1/2018 (a)	3,425,000	3,709,857
5.75%, 6/1/2016 (a)	4,640,000	5,073,887
		10,302,839
Minnesota 1.6%
Minneapolis & St. Paul, MN, Airport Revenue, AMT, Series B, 6.0%, 1/1/2012 (a)	4,395,000	4,747,611
Minneapolis & St. Paul, MN, Port Authority Revenue, AMT, Series B, 5.625%, 1/1/2015 (a)	2,500,000	2,648,225
		7,395,836
Missouri 1.1%
Missouri, Hospital & Healthcare Revenue, Lake of the Ozarks General Hospital:
Prerefunded, 6.5%, 2/15/2021	760,000	780,018
6.5%, 2/15/2021	365,000	373,428
St. Louis, MO, Industrial Development Authority Revenue, St. Louis Convention Center:
AMT, Series A, 6.875%, 12/15/2020	1,500,000	1,142,205
AMT, Series A, 7.2%, 12/15/2028	4,000,000	3,046,240
		5,341,891
Nevada 2.4%
Las Vegas, NV, Core City General Obligation, Water & Sewer Revenue, 5.375%, 4/1/2014 (a)	2,705,000	2,919,452
Nevada, State General Obligation, Capital Improvement and Cultural Affairs Project, Series A, 5.5%, 2/1/2014	2,575,000	2,758,237
Washoe County, NV, School District General Obligation, Prerefunded, 5.75%, 6/1/2014 (a)	5,450,000	5,911,724
		11,589,413
New Jersey 11.0%
New Jersey, Casino Reinvestment Development Authority, Hotel Room Fee Revenue, 5.0%, 1/1/2025 (a)	4,000,000	4,160,520
New Jersey, Economic Development Authority Revenue, Cigarette Tax, 5.75%, 6/15/2034	1,090,000	1,138,156
New Jersey, Hospital & Healthcare Revenue, General Hospital Center at Passaic, ETM, 6.75%, 7/1/2019 (a)	5,000,000	6,091,100
New Jersey, Industrial Development Revenue, American Water Co., Inc. Project, AMT, Series A, 6.875%, 11/1/2034 (a)	10,775,000	10,913,136
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,400,000	1,423,394
New Jersey, Resource Recovery Revenue, Tobacco Settlement Financing Corp., 5.75%, 6/1/2032	2,350,000	2,406,870
New Jersey, State Agency General Obligation Lease, Transportation Trust Fund Authority, Series A, Prerefunded, 5.75%, 6/15/2017	10,000,000	10,951,600
New Jersey, Transportation/Tolls Revenue, Economic Development Authority, Series A, Prerefunded, 5.75%, 5/1/2013 (a)	6,000,000	6,432,900
New Jersey, Transportation/Tolls Revenue, Garden State Parkway Project, Prerefunded, 5.6%, 1/1/2017 (a)	8,000,000	8,711,600
		52,229,276
New York 16.9%
Nassau County, NY, Hospital & Healthcare, 6.0%, 8/1/2015 (a)	3,390,000	3,749,882
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, Bronx-Lebanon, Hospital Center, Series E, 5.2%, 2/15/2016	1,770,000	1,833,224
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, City University, Series A, 5.625%, 7/1/2016	1,500,000	1,678,785
New York, State Agency General Obligation Lease, Higher Education Revenue, Dormitory Authority, Jamaica Hospital, Series F, 5.2%, 2/15/2016	1,000,000	1,035,720
New York, State General Obligation, Tobacco Settlement Financing Corp.:
Series A-1, 5.25%, 6/1/2022 (a)	10,000,000	10,646,600
Series A-1, 5.5%, 6/1/2019	1,900,000	2,070,943
Series C-1, 5.5%, 6/1/2019	5,500,000	5,994,835
New York, Transportation/Tolls Revenue:
Prerefunded, 5.625%, 4/1/2013 (a)	5,000,000	5,396,600
Prerefunded, 5.75%, 4/1/2014 (a)	2,000,000	2,166,460
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series C, 5.0%, 6/15/2027 (a)	6,575,000	6,850,953
New York City, NY, Transitional Finance Authority, Series A-1, 5.0%, 11/1/2016	5,000,000	5,395,300
New York, NY, Core City General Obligation:
Series F, 5.25%, 8/1/2015 (a)	10,380,000	10,842,741
Series F, 5.25% 8/1/2015	5,000,000	5,326,600
New York, NY, General Obligation:
Series G, 5.0%, 12/1/2023	2,000,000	2,065,120
Series D, 5.0%, 11/1/2024	7,500,000	7,725,450
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series B, Prerefunded, 6.125%, 11/15/2014	1,645,000	1,840,212
Series B, 6.125%, 11/15/2014	355,000	397,128
Series B, Prerefunded, 6.125%, 11/15/2015	3,000,000	3,356,010
Niagara Falls, NY, School District General Obligation, 5.6%, 6/15/2014 (a)	1,180,000	1,333,577
		79,706,140
North Carolina 1.7%
Charlotte, NC, Airport Revenue, AMT:
Series B, 5.75%, 7/1/2013 (a)	2,480,000	2,651,517
Series B, 5.875%, 7/1/2014 (a)	1,140,000	1,223,562
North Carolina, Electric Revenue, Municipal Power Agency:
Series C, 5.375%, 1/1/2017	1,000,000	1,058,450
Series B, 6.375%, 1/1/2013	3,000,000	3,282,630
		8,216,159
North Dakota 0.8%
Grand Forks, ND, Hospital & Healthcare Revenue, Altru Health Care System, 7.125%, 8/15/2024	3,400,000	3,719,056
Ohio 1.9%
Green Springs, OH, Senior Care Revenue, St. Francis Health Care Center Project, Series A, 7.125%, 5/15/2025	6,000,000	5,298,600
Ohio, Higher Education Revenue, University of Findlay Project:
6.125%, 9/1/2016	2,000,000	2,031,580
6.15%, 9/1/2011	1,635,000	1,665,771
		8,995,951
Oregon 3.3%
Oregon, Other Revenue Lease, Department of Administrative Services:
Series A, 5.5%, 5/1/2010 (a)	2,245,000	2,334,463
Series A, 5.6%, 5/1/2011 (a)	2,120,000	2,207,408
Oregon, State General Obligation Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2017 (a)	1,000,000	1,120,160
Oregon, State Revenue Lease, Department of Administrative Services, Series A, Prerefunded, 6.25%, 5/1/2018 (a)	1,000,000	1,120,160
Portland, OR, Special Assessment Revenue, Downtown Waterfront:
Series A, 5.625%, 6/15/2015 (a)	3,100,000	3,386,223
Series A, 5.75%, 6/15/2018 (a)	2,225,000	2,438,266
Series A, 5.75%, 6/15/2019 (a)	2,820,000	3,090,297
		15,696,977
Pennsylvania 3.2%
Pennsylvania, Hospital & Healthcare Revenue, Economic Development Financing Authority, UPMC Health System, Series A, 6.0%, 1/15/2031	2,570,000	2,785,238
Pennsylvania, State General Obligation, 5.0%, 1/1/2017	3,620,000	3,902,034
Pennsylvania, State University, University & College Improvement Revenue, 5.0%, 9/1/2029	500,000	518,925
Philadelphia, PA, Gas Works Revenue, Series A-1, 5.0%, 9/1/2029 (a)	5,000,000	5,133,350
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Childrens Hospital of Philadelphia, Series A, 2.98%*, 2/15/2021	100,000	100,000
Philadelphia, PA, Municipal Authority Revenue, Series B, 5.25%, 11/15/2018 (a)	2,500,000	2,659,450
		15,098,997
Rhode Island 0.9%
Rhode Island, Special Assessment Revenue, Series A, 6.125%, 6/1/2032	4,000,000	4,138,440
South Carolina 2.6%
Greenwood County, SC, Hospital & Healthcare Revenue, South Carolina Memorial Hospital, 5.5%, 10/1/2031	1,500,000	1,553,175
South Carolina, Hospital & Healthcare Revenue, Jobs Economic Development Authority, Palmetto Health Alliance:
Series C, 7.0%, 8/1/2030	5,420,000	6,280,696
Series A, Prerefunded, 7.375%, 12/15/2021	2,000,000	2,372,420
South Carolina, Tobacco Settlement Revenue Management Authority, Series B, 6.0%, 5/15/2022	2,000,000	2,071,800
		12,278,091
Tennessee 2.8%
Memphis-Shelby County, TN, Airport Revenue, AMT, Series D, 6.25%, 3/1/2017 (a)	4,690,000	5,108,442
Shelby County, TN, Health Educational & Housing Facility Board, Hospital Revenue, Methodist Health Care:
EMT, 6.5%, 9/1/2026	2,615,000	3,045,063
Prerefunded, 6.5%, 9/1/2026	4,385,000	5,106,157
		13,259,662
Texas 16.8%
Austin, TX, Sales & Special Tax Revenue, Hotel Occupancy Tax:
6.0%, 11/15/2013 (a)	3,190,000	3,481,725
6.0%, 11/15/2015 (a)	3,480,000	3,798,246
6.0%, 11/15/2016 (a)	3,625,000	3,956,506
Brazos River, TX, Pollution Control Revenue, Brazos River Authority, Texas Utilities Electric Co. Project, AMT, Series C, 5.75%*, 5/1/2036	3,965,000	4,219,038
Dallas-Fort Worth, TX, Airport Revenue, International Airport, AMT, Series A, 5.875%, 11/1/2016 (a)	6,500,000	7,052,760
El Paso, TX, State General Obligation:
5.875%, 8/15/2012 (a)	1,000,000	1,042,290
5.875%, 8/15/2013 (a)	1,570,000	1,636,395
5.875%, 8/15/2014 (a)	1,665,000	1,735,413
Harris County, TX, Health Facilities Development Corp. Revenue, The Methodist System, Series B, 3.0%*, 12/1/2032	500,000	500,000
Harris County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., Memorial Hermann Healthcare Systems, Series A, 6.375%, 6/1/2029	5,500,000	6,240,520
Houston, TX, Airport Revenue, People Mover Project, AMT, Series A, 5.5%, 7/15/2017 (a)	3,300,000	3,376,659
Houston, TX, Port Authority Revenue, Airport Revenue, AMT, Series A, 5.875%, 7/1/2014 (a)	3,960,000	4,269,870
Red River, TX, School District Revenue Lease, St. Mark's School Project, 6.0%, 8/15/2019	5,390,000	5,795,813
Socorro, TX, Independent School District, 5.0%, 8/15/2025	5,135,000	5,345,073
Tarrant County, TX, Hospital & Healthcare Revenue, Health Facilities Development Corp., 6.7%, 11/15/2030	4,500,000	5,140,575
Texas, Industrial Development Revenue, Waste Disposal Authority, AMT, Series A, 6.1%, 8/1/2024	2,000,000	2,123,880
Texas, State General Obligation, College Student Loans, AMT, 5.0%, 8/1/2021	4,015,000	4,020,621
Texas, State Turnpike Authority, Dallas Northway Revenue, 5.5%, 1/1/2015 (a)	14,605,000	15,472,683
		79,208,067
Utah 0.0%
Utah, Single Family Housing Revenue, Housing Finance Agency, AMT, Series B2, 6.65%, 7/1/2026	20,000	20,041
Washington 5.8%
Seattle, WA, Airport Revenue, AMT, Series B, 6.0%, 2/1/2013 (a)	7,355,000	8,151,399
Seattle, WA, Special Assessment Revenue, AMT:
Series B, 5.5%, 9/1/2011 (a)	1,085,000	1,158,086
Series B, 5.75%, 9/1/2013 (a)	1,045,000	1,124,368
Skagit County, WA, School District General Obligation, School District No. 1, Burlington Edison, 5.625%, 12/1/2014 (a)	1,570,000	1,719,715
Snohomish County, WA, Electric Revenue, Public Utility District No. 1, 5.375%, 12/1/2024 (a)	3,000,000	3,239,760
Washington, Electric Revenue, Energy Northwest Columbia Generating, Series B, 6.0%, 7/1/2018 (a)	3,000,000	3,361,770
Washington, Hospital & Healthcare Revenue, Group Health Coop of Puget Sound, 5.375%, 12/1/2017 (a)	1,500,000	1,601,880
Washington, State General Obligation:
Series A, 5.5%, 7/1/2013	2,000,000	2,138,160
Series A, 5.5%, 7/1/2016	4,835,000	5,169,002
		27,664,140
West Virginia 4.5%
West Virginia, Hospital & Healthcare Revenue, Hospital Finance Authority, Charleston Medical Center:
Series A, 6.75%, 9/1/2022	2,355,000	2,588,239
6.75%, 9/1/2030	395,000	430,064
West Virginia, Hospital Finance Authority, Charleston Medical Center:
Prerefunded, 6.75%, 9/1/2022	9,645,000	11,035,230
Prerefunded, 6.75%	3,605,000	4,124,625
West Virginia, Water & Sewer Revenue, Water Development Authority, Series B, 5.25%, 11/1/2023 (a)	2,740,000	2,970,051
		21,148,209
Wisconsin 2.3%
Badger, WI, Tobacco Asset Securitization Corp., 6.125%, 6/1/2027	4,390,000	4,607,919
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority, Aurora Health Care, Inc., Series A, 5.6%, 2/15/2029	6,000,000	6,133,020
		10,740,939
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $675,241,425)+	153.7	725,950,912
Other Assets and Liabilities, Net	2.4	11,399,367
Preferred Stock, at Redemption Value	(56.1)	(265,000,000)
Net Assets Applicable to Common Shareholders	100.0	472,350,279

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2005.

+ The cost for federal income tax purposes was $674,891,371. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $51,059,541. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,086,243 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,026,702.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	16.7
Financial Guaranty Insurance Company	11.7
Financial Security Assurance Inc.	16.1
MBIA Corp.	14.0

(b) Security incorporates a letter of credit from a major bank.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005
Assets
Investments in securities, at value (cost $675,241,425)	$ 725,950,912
Receivable for investments sold	6,419,750
Interest receivable	12,568,974
Other assets	18,540
Total assets	744,958,176
Liabilities
Due to custodian bank	2,604,935
Payable for investments purchased	3,916,949
Dividends payable	270,827
Accrued management fee	335,407
Other accrued expenses and payables	479,779
Total liabilities	7,607,897
Remarketed preferred shares, at redemption value	265,000,000
Net assets applicable to common shareholders	$ 472,350,279
Net Assets
Net assets applicable to common shareholders consist of: Distributions in excess of net investment income	(67,064)
Net unrealized appreciation (depreciation) on investments	50,709,487
Accumulated net realized gain (loss)	(5,704,642)
Paid-in capital	427,412,498
Net assets applicable to common shareholders	$ 472,350,279
Net Asset Value
Net Asset Value per common share ($472,350,279 ÷ 38,919,429 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.14

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2005
Investment Income
Income: Interest	$ 39,114,820
Expenses: Management fee	4,113,360
Services to shareholders	78,893
Custodian fees	22,483
Auditing	53,875
Legal	30,801
Trustees' fees and expenses	35,058
Reports to shareholders	200,008
Remarketing agent fee	579,473
Stock exchange listing fees	35,432
Other	185,017
Total expenses, before expense reductions	5,334,400
Expense reductions	(2,875)
Total expenses, after expense reductions	5,331,525
Net investment income	33,783,295
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,509,984
Net unrealized appreciation (depreciation) during the period on investments	(8,263,600)
Net gain (loss) on investment transactions	(6,753,616)
Dividends on remarketed preferred shares	(6,445,486)
Net increase (decrease) in net assets resulting from operations	$ 20,584,193

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2005	2004
Operations: Net investment income	$ 33,783,295	$ 34,687,112
Net realized gain (loss) on investment transactions	1,509,984	3,351,025
Net unrealized appreciation (depreciation) during the period on investment transactions	(8,263,600)	(10,049,752)
Dividends on remarketed preferred shares	(6,445,486)	(3,295,705)
Net increase (decrease) in net assets resulting from operations	20,584,193	24,692,680
Distributions to common shareholders from: Net investment income	(31,467,994)	(31,454,429)
Fund share transactions: Net proceeds from shares issued to common shareholders in reinvestment of distributions	1,067,843	—
Net increase (decrease) in net assets from Fund share transactions	1,067,843	—
Increase (decrease) in net assets	(9,815,958)	(6,761,749)
Net assets at beginning of period	482,166,237	488,927,986
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $67,064 and $4,224,233, respectively)	$ 472,350,279	$ 482,166,237
Other Information
Common shares outstanding at beginning of period	38,832,628	38,832,628
Shares issued to common shareholders in reinvestment of distributions	86,801	—
Common shares outstanding at end of period	38,919,429	38,832,628

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.42	$ 12.59	$ 12.18	$ 11.87	$ 11.30
Income (loss) from investment operations: Net investment income[c]	.87	.89	.92	.91	.91
Net realized and unrealized gain (loss) on investment transactions	(.17)	(.16)	.36	.22	.59
Dividends on remarketed preferred shares (common share equivalent): From net investment income	(.17)	(.09)	(.07)	(.10)	(.21)
Total from investment operations	.53	.64	1.21	1.03	1.29
Less distributions from: Net investment income to common shareholders	(.81)	(.81)	(.79)	(.72)	(.72)
Net realized gains on investment transactions to common shareholders	—	—	(.01)	—	—
Total distributions to common shareholders	(.81)	(.81)	(.80)	(.72)	(.72)
Net asset value, end of period	$ 12.14	$ 12.42	$ 12.59	$ 12.18	$ 11.87
Market value, end of period	$ 12.40	$ 12.03	$ 11.96	$ 11.06	$ 11.37
Total Return
Based on net asset value (%)[d]	4.45	5.50	10.53	9.36	11.93
Based on market value (%)[d]	10.15	7.57	15.63	3.76	18.10

Years Ended November 30, (continued)	2005	2004	2003	2002[a]	2001[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	472	482	489	473	461
Ratio of expenses (%) (based on net assets of common shares)	1.10	1.06	1.05	1.07	1.09
Ratio of expenses (%) (based on net assets of common and remarketed preferred shares)	.71	.68	.68	.69	.69
Ratio of net investment income (%) (based on net assets of common shares)	7.00	7.15	7.35	7.51	7.72
Ratio of net investment income (%) (based on net assets of common and remarketed preferred shares)	4.52	4.62	4.75	4.80	4.90
Portfolio turnover rate (%)	16	25	7	7	10
Remarketed preferred shares information at end of period: Aggregate amount outstanding ($ millions)	265	265	265	265	265
Asset coverage per share ($)[e]	13,912	14,097	14,225	13,900	13,700
Liquidation and market value per share ($)	5,000	5,000	5,000	5,000	5,000

[a] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income by an amount less than $.005 and decrease net realized and unrealized gain (loss) per share by an amount less than $.005. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[b] In 2001 the Fund changed its method of classifying remarketed preferred shares.

[c] Based on average common shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[e] Asset coverage per share equals net assets of common shares plus the redemption value of the remarketed preferred shares divided by the total number of remarketed preferred shares outstanding at the end of the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Municipal Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid quotation and asked or evaluated price obtained from two broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended November 30, 2005 the Fund utilized approximately $1,483,000 of prior year capital loss carryforwards. At November 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $5,746,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($821,000), November 30, 2008 ($3,602,000) and November 30, 2011 ($1,323,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed tax-exempt income	$ 238,722
Capital loss carryforwards	$ (5,746,000)
Net unrealized appreciation (depreciation) on investments	$ 51,059,541

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2005	2004
Distributions from ordinary income*	$ —	$ 239,756
Distributions from tax-exempt income	$ 37,913,480	$ 34,510,378

* For tax purposes, short-term capital gains distributions are considered ordinary taxable income distributions.

Remarketed Preferred Shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The preferred shares are senior to and have certain class specific preferences over the common shares. The dividend rate on each series is set by the remarketing agent, and the dividends are generally paid every 28 days. The remarketing agent will pay each broker-dealer a service charge from funds provided by the Fund (remarketing agent fee). The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares designation statement, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class and have the same voting rights.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $115,575,635 and $119,296,693, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the Fund's average weekly net assets, of common shares plus the value of remarketed preferred shares, at redemption value, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2005, the amount charged to the Fund by SISC aggregated $29,165, of which $5,282 is unpaid at November 30, 2005.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $8,800, of which $4,400 is unpaid at November 30, 2005.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. Deutsche Bank Trust Co. Americas, an affiliate of the Advisor, is the transfer agent for the preferred shares of the Fund. For the year ended November 30, 2005, the amount charged to the Fund by Deutsche Bank Trust Co. Americas aggregated $31,000, all of which has been paid.

D. Expense Reductions

For the year ended November 30, 2005, the Advisor agreed to reimburse the Fund $2,683, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2005, the Fund's custodian fees were reduced by $192 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

G. Subsequent Event

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. Scudder Municipal Income Trust will be renamed DWS Municipal Income Trust. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. The Web site for all Scudder funds will change to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Scudder Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Scudder Municipal Income Trust (the "Fund"), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Municipal Income Trust at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2006
Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended November 30, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Municipal Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund. The information provided to the Board showed that the Fund's management fee rate was above the median of the peer group but below the fourth quartile, and that the Fund's total expense ratio was below the median of the peer universe. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor's obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board's consideration because they reflect significantly different competitive forces than those in the fund marketplace. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that although the Fund's management fee rate was above the median for its peer group, such fee was within an acceptable range of the peer group and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202. Effective December 31, 2005, Mr. Hirsch resigned as an officer of the Fund.

Additional Information

Changes in Trustees and Officers

On July 19, 2005, the Board of Trustees appointed Paul H. Schubert as Treasurer of the fund.

On September 23, 2005, the Board of Trustees appointed Patricia DeFilippis as Assistant Secretary of the fund, John Robbins as the Anti-Money Laundering Compliance Officer of the fund and Vincent J. Esposito as President of the fund.

On November 16, 2005, the Board of Trustees appointed Elisa Metzger as Assistant Secretary of the fund.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of September 1, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the rule 30a-2(a) under the Investment Company Act.

Changes Effective February 6, 2006

Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed the DWS funds.

Scudder Municipal Income Trust will change its name to DWS Municipal Income Trust and the cusip number for the fund's common stock will change to 23338M106, the cusip number for the fund's Class A (preferred) stock will change to 23338M205, the cusip number for the fund's Class B (preferred) stock will change to 23338M304, the cusip number for the fund's Class C (preferred) stock will change to 23338M403, the cusip number for the fund's Class D (preferred) stock will change to 23338M502 and the cusip number for the fund's Class E (preferred) stock will change to 23338M601.

The Shareholder Service Agent will change its name to DWS Scudder Investments Service Company.

The web site address will change from www.scudder.com and www.cef.scudder.com to www.dws-scudder.com.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: www.cef.scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KTF
CUSIP Number	81118R604

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2005, Scudder Municipal Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         SCUDDER MUNICIPAL INCOME TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
November 30       to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $47,134            $0              $6,427             $0
--------------------------------------------------------------------------------
2004             $42,391             $0              $7,481             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 November 30           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                   $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                   $281,500                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with consultation services and agreed upon procedures.

                                       1

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any
Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the
Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.
The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 November 30      (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005           $6,247          $70,570               $40,586        $117,403
--------------------------------------------------------------------------------
2004           $7,481             $0                $386,601        $394,082
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

E&Y recently advised the Fund's Audit Committee that various E&Y member firms provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the "DB entities") between 2004 and 2005 that raise issues under the SEC auditor independence rules. The DB entities are within the
"Investment Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing monthly payroll services to employees of certain DB entities from May 2003 to February
2005, a member firm in Chile ("E&Y Chile") received funds from the DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit Committee that handling those funds was in violation of Rule
2-01 of Regulation S-X.

E&Y also advised the Audit Committee that in connection with providing certain services in assisting a DB entity with various regulatory reporting requirements, a member firm in France

                                       2

("E&Y France") entered into an engagement with the DB entity that resulted in E&Y France staff functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of
Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of
Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's independence is impaired if the accountant acts as an employee of an audit client.)

The Audit Committee was informed that E&Y Chile received approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar expatriate tax compliance services were provided to a number of E&Y audit clients unrelated to DB or the Fund, E&Y has advised the SEC and the
PCAOB of the independence issues arising from those services. E&Y advised the Audit Committee that E&Y believes its independence as independent registered public accounting firm for the Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the Investment Company Complex. E&Y also noted that E&Y Chile is no longer providing these services and that the E&Y France engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Donald L. Dunaway
(Chairman), Robert B. Hoffman, Lewis A. Burnham, and William McClayton

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.  The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors.  The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                                                            (c)
                                                           Total         (d)
                                                          Number       Maximum
                                                         of Shares   Number of
                                    (a)                  Purchased   Shares that
                                   Total                  as Part    May Yet Be
                                  Number       (b)      of Publicly   Purchased
                                    of       Average     Announced   Under the
                                  Shares    Price Paid   Plans or     Plans or
Period                           Purchased  per Share    Programs     Programs
--------------------------------------------------------------------------------

December 1 through December 31     n/a          n/a         n/a          n/a
January 1 through January 31       n/a          n/a         n/a          n/a
February 1 through February 28     n/a          n/a         n/a          n/a
March 1 through March 31           n/a          n/a         n/a          n/a
April 1 through April 30           n/a          n/a         n/a          n/a
May 1 through May 31               n/a          n/a         n/a          n/a
June 1 through June 30             n/a          n/a         n/a          n/a
July 1 through July 31             n/a          n/a         n/a          n/a
August 1 through August 31         n/a          n/a         n/a          n/a
September 1 through September 30   n/a          n/a         n/a          n/a
October 1 through October 31       n/a          n/a         n/a          n/a
November 1 through November 30     n/a          n/a         n/a          n/a

--------------------------------------------------------------------------------
Total                              n/a          n/a         n/a          n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Municipal Income Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Municipal Income Trust

By:                                 /s/Vincent J. Esposito
                                    ----------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    ----------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006